INCOME TAXES	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 11—INCOME TAXES

Cayman Islands

Under the current tax laws of Cayman Islands, the Company and its subsidiaries are not subject to tax on their income or capital gains. In addition, upon payment of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

United States and Foreign Income Taxes

United States and foreign income (loss) before income taxes and minority interest were as follows:

	Years Ended December 31,
	2020	2019	2018
	(in thousands)
United States	$(13,225)	$6,647	$13,381
Foreign	(12,233)	(10,591)	(8,939)
	$(25,458)	$(3,944)	$4,442

The components of the income tax benefit are summarized as follows:

	Years Ended December 31,
	2020	2019	2018
	(in thousands)
Current
Federal	$1	$(984)	$—
State	—	—	—
Foreign	1,044	150	(890)
Total Current	$1,045	$(834)	$(890)
Deferred
Federal	—	—	—
State	—	—	—
Foreign	(2,827)	803	512
Total Deferred	(2,827)	803	512
Total	$(1,782)	$(31)	$(378)

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) was enacted in response to the COVID-19 pandemic. The CARES Act, among other things, permits NOL carryovers and carrybacks to offset 100% of taxable income for taxable years beginning before 2021.  In addition, the CARES Act allows NOLs incurred in 2018, 2019, and 2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes.  The CARES Act contains modifications on the limitation of business interest for tax years beginning in 2019 and 2020.  The CARES Act establishes the Paycheck Protection Program which provides small businesses with funds to pay up to 8 weeks of payroll costs including benefits.  The Company has evaluated the impact of the CARES Act, but at present does not expect that the CARES Act would result in any tax benefit to us.

Prior to the effectiveness of the Tax Act, the Company did not recognize a deferred tax liability related to un-remitted foreign earnings because such earnings were expected to be reinvested indefinitely. Because such earnings were previously subject to the one-time transition tax on foreign earnings, any taxes due with respect to such earnings would generally be limited to foreign and state taxes. As of December 31, 2020, the Company has not recognized a deferred tax liability related un-remitted foreign earnings, as it is intends to indefinitely reinvest these earnings and expects future US cash generation to be sufficient to meet future US cash needs.

As of December 31, 2020, the Company had gross unrecognized tax benefits of approximately $3.4 million and had certain deferred tax assets and the federal tax benefit of state income tax items totaling $2.9 million. Of the total $3.4 million gross unrecognized tax benefits, $0.5 million related to tax benefits that, if recognized, would impact the annual effective tax rate. The Company has reduced its unrecognized tax benefits by approximately $12.1 million during 2020 mainly due to statute of limitations expirations and rate change impact.

The Company’s policy is to recognize interest expense and penalties related to the above unrecognized tax benefits as a component of income tax expense. The Company had accrued interest and penalties of approximately $0.5 million as of December 31, 2020 and approximately $0.4 million as of December 31, 2019.

The Company is subject to taxation in the U.S. federal jurisdiction and various U.S. state and foreign jurisdictions. The Company is also under audit by the taxing authorities in China on a recurring basis. The material jurisdictions that the Company is subject to examination are in the United States and China. The Company’s tax years for 2010 through 2020 are still open for examination in China. The Company’s tax years for 2010 through 2020 are still open for examination in the United States.

ASC 740-10 establishes criteria for recognizing or continuing to recognize only more-likely-than-not tax positions, which may result in income tax expense volatility in future periods. While the Company believes that it has adequately provided for all tax positions, amounts asserted by taxing authorities could be greater than the Company’s accrued position. Accordingly, additional provisions on income tax related matters could be recorded in the future as revised estimates are made or the underlying matters are settled or otherwise resolved.

A summary of the Company’s unrecognized tax benefits is as follows:

	Years Ended December 31,
	2020	2019		2018
	(in thousands)
Beginning balance-gross unrecognized tax benefits (UTB’s)	$15,507	$17,496		$18,728
Lapse of statute of limitations	—	(291)		(1,232)
Tax credit expiration	(12,103)	—		—
Rate change impact	—	(1,698)		—
Ending balance—UTB	3,404	15,507	0	17,496
UTB’s as a credit in deferred taxes	(2,347)	(12,905)		(14,604)
Federal benefit of state taxes	(516)	(2,062)		(2,063)
UTB’s that would impact the effective tax rate	$541	$540		$829

In establishing its deferred income tax assets and liabilities, the Company makes judgments and interpretations based on the enacted tax laws and published tax guidance applicable to its operations. The Company records deferred tax assets and liabilities and evaluates the need for valuation allowances to reduce the deferred tax assets to realizable amounts. The likelihood of a material change in the Company’s expected realization of these assets is dependent on future taxable income and its ability to use foreign tax credit carryforwards and carrybacks.

A summary of the components of net deferred tax assets is as follows:

	December 31,	December 31,
	2020	2019
	(in thousands)
Deferred Tax Assets
Allowance and reserves	$5,681	$2,935
Prepaid expense	93	95
Net operating loss carryforward	166,297	162,712
Tax credit carryforwards	6,881	5,660
Writedown/amortization of intangible assets and goodwill	1	15
Property, plant and equipment	815	4,147
Demo equipment income	74	4,588
Accrued warranties	12	25
Other	13,874	15,193
Total deferred tax assets	193,728	195,370
Deferred Tax Liabilities
Deferred revenue and customer advances, net	(204)	(157)
Total deferred tax liabilities	(204)	(157)
Total net deferred tax assets	193,524	195,213
Less: Valuation allowance	(189,253)	(193,788)
Total net deferred tax assets	$4,271	$1,425

As of December 31, 2020, the Company’s U.S. federal net operating loss carryforwards were $563 million and expire in varying amounts between 2025 and 2037. As of December 31, 2020, state net operating loss carryforwards were $246 million and expire in varying amounts between 2021 and 2033. The Company has concluded that these federal and state net operating losses did not meet the more likely than not standard contained in FASB ASC 740-10 and has therefore provided a $132.7 million valuation allowance against the related deferred tax assets. In the event the tax benefits related to the valuation allowance are realized, an immaterial amount would be credited to paid-in capital. As of December 31, 2020, the Company also had net operating loss carryforwards (“NOLs”) in China of approximately $114.9 million. The China net operating loss carryforwards will expire in varying amounts between 2024 and 2030. The Company has also concluded that these China net operating losses did not meet the more likely than not standard and has therefore placed a $17.3 million valuation allowance against the related deferred tax assets. As of December 31, 2020, the Company had NOLs in countries other than the U.S. and China. These NOLs are approximately $97.6 million. The majority of the NOLs do not expire and can be carried forward indefinitely. However, the Company concluded majority of these losses did not meet the more likely than not standard and has therefore placed a valuation allowance of $16.3 million against the related deferred tax assets.

As of December 31, 2020, the Company has federal and CA research and development credit carryforwards of $1.2 million and $6.4 million, $6.4million of the credits have an indefinite life and $1.2million of the credits expire in varying amounts between 2021 and 2023. The Company has U.S. foreign tax credits of $3.8 million which expire in varying amounts between 2021 and 2028. The Company has concluded that these U.S. tax credit carryforwards did not meet the more likely than not standard contained in FASB ASC 740-10 and has therefore placed a $6.88 million valuation allowance against the related deferred tax assets.

The difference between the Company’s effective income tax amount and the federal statutory amount are reconciled below:

	Years Ended December 31,
	2020	2019	2018
	(in thousands)
Federal tax (benefit) at statutory rate	$(5,388)	$(858)	$1,120
Stock compensation expense	148	132	184
Effect of differences in foreign tax rates	(1,408)	547	2,113
ASC 460 reserve	22	(349)	(1,230)
Change in deferred tax valuation allowance	4,334	1,107	(1,679)
Other	510	(610)	(886)
Total Tax Benefit	$(1,782)	$(31)	$(378)

On June 24, 2011, the Company effected the Merger to reorganize the corporate structure of UTStarcom, Inc., a Delaware corporation incorporated in 1991, and its subsidiaries. The Merger resulted in shares of the common stock of UTStarcom, Inc. being converted into the right to receive an equal number of ordinary shares in our capital, which were issued by us in connection with the Merger. Following the Merger, UTStarcom, Inc. became our wholly-owned subsidiary and the Company became the parent company of UTStarcom, Inc. and its subsidiaries. The Company, together with its subsidiaries, continues to conduct its business in substantially the same manner as was conducted by UTStarcom, Inc. and its subsidiaries. The transaction was accounted for as a legal re-organization of entities under common control.

The China Corporate Income Tax Law (“CIT Law”) became effective on January 1, 2008. Under the CIT Law, China’s dual tax system for domestic enterprises and foreign investment enterprises (“FIEs”) was effectively replaced by a unified system. The new law establishes a tax rate of 25% for most enterprises and a reduced tax rate of 15% for certain qualified high technology enterprises.

The CIT Law provides the reduced 15% enterprise income tax rate for qualified high and new technology enterprises. One of the Company’s China subsidiaries, HUTS, through which the majority of our business in China is conducted obtained the High and New Technology Enterprise Certificate, or (“High-tech Certificate”), from the relevant approval authorities on September 19, 2008, and thereafter were approved to pay CIT at the reduced tax rate of 15%. The approval for the reduced 15% tax rate is valid for three years and applies retroactively from January 1, 2008, subject to possible re-assessment by the approval authorities. During the re-assessment, the tax authority may suspend the implementation of the reduced 15% rate. HUTS’s High-tech Certificate renewal was completed in 2020, thus the approval extended the reduced 15% tax rate terms for three years from 2020. However, since HUTS is currently in significant loss position, the reduced tax rate will not have a material adverse impact on the business or liquidity until HUTS begin to generate profit and deplete all the net operating loss carry forwards.

As of September 30, 2005, the Company did not believe it was more likely than not that it would generate a sufficient level and proper mix of taxable income within the appropriate period to utilize all the deferred tax assets in China and the United States. As a result of the review undertaken at September 30, 2005, the Company has concluded that it was appropriate to establish a full valuation allowance for the net deferred tax assets in China and the United States wherein the cumulative losses weigh heavily in the overall assessment. The Company has continued to provide full valuation allowances since 2005 as it did not believe it was more likely than not that it would generate sufficient taxable income within the appropriate period to utilize those deferred tax assets.

In 2020, 2019, and 2018, the changes in deferred tax valuation allowance of $4.3 million, $1.1 million, and $1.7 million, respectively, are primarily attributable to the tax expense related to continuing to provide full valuation allowance on the Company’s deferred tax assets at December 31, 2020, 2019, and 2018 in the United States and China.

In 2020, 2019, and 2018, there was no net income tax benefit related to tax credits due to full valuation allowance applied.